UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GSR II Meteora Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Voting and Non-Redemption Agreement

On May 22, 2023, GSR II Meteora Acquisition Corp. (the “Company”) entered into additional voting and non-redemption agreements (each a “Voting and Non-Redemption Agreement” and collectively, the “Voting and Non-Redemption Agreements”) with unaffiliated third parties (each a “Non-Redeeming Stockholder” and collectively, the “Non-Redeeming Stockholders”) in exchange for such Non-Redeeming Stockholders agreeing to either not redeem or to reverse any previously submitted redemption request with respect to an aggregate of 1,200,000 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of stockholders called by the Company (the “Special Meeting”) to consider and approve, among other proposals, an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from June 1, 2023 to July 1, 2023 (the “Initial Extension”), and to allow the Company, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023 (each one month extension, a “Monthly Extension”), or later extended deadline date, by resolution of the Company’s board of directors, if requested by the GSR II Meteora Sponsor LLC (the “Sponsor”), until March 1, 2024, unless the closing of an initial business combination shall have occurred prior thereto (the “Extension”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Company has agreed to issue to the Non-Redeeming Stockholders an aggregate of 12,000 shares (the “Commitment Shares”) of the Company’s Class A common stock. If the Extension Proposal is approved, the Non-Redeeming Stockholders shall be entitled to receive up to 24,000 shares of the Company’s Class A common stock in connection with the Initial Extension and for each Monthly Extension that occurs prior to the closing of an initial business combination. The shares of Class A common stock issuable pursuant to the Initial Extension and each Monthly Extension shall accrue on a monthly basis and be issued to the Non-Redeeming Stockholders upon closing of an initial business combination (the “Share Issuance”). Pursuant to the Voting and Non-Redemption Agreements, the Non-Redeeming Stockholders are not required to vote shares of the Company’s Class A common stock acquired after the date of the Voting and Non-Redemption Agreement in favor of the Extension Proposal. The Company expects to enter into additional voting and non-redemption agreements with additional unaffiliated third parties on substantially the same terms as the Voting and Non-Redemption Agreements. Including the voting and non-redemption agreements the Company entered into on May 18, 2023, stockholders of the Company’s Class A common stock have agreed to either redeem or reverse any previously submitted redemption request with respect to an aggregate of 7,233,000 shares of the Company’s Class A common stock.

The Voting and Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by Company’s stockholders, and increase the amount of funds that remain in the Company’s trust account (the “Trust Account”) following the Special Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Special Meeting had the Voting and Non-Redemption Agreements not been entered into and the shares subject to such agreements had been redeemed.

In connection with the Extension Proposal, the holders of the Company’s Class A common stock may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account. The Company estimates that as of May 25, 2023, the date of the Special Meeting, the pro rata portion of the funds available in the Trust Account for the redemption of the Company’s Class A common stock will be approximately $10.39 per share.

The foregoing summary of the Voting and Non-Redemption Agreements do not purport to be complete and is qualified in its entirety by reference to the form of Voting and Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Stockholders may withdraw redemption requests at any time prior to 5:00 p.m. Eastern time on May 23, 2023 (two business days before the Special Meeting) with respect to the Extension by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, to the attention of SPAC Redemption Team at 1 State Street Plaza, 30th Floor, New York, New York 10004, or by email at spacredemptions@continentalstock.com.

Registration Rights Agreement

Pursuant to the Voting and Non-Redemption Agreement, each Non-Redeeming Stockholder is entitled to the registration rights set forth in the Registration Right Agreement (the “Registration Rights Agreement”), dated as of February 24, 2022, among the Company, Sponsor and the other parties thereto with respect to the Commitment Shares and the shares of Class A Common Stock issued pursuant the Share Issuance. Each Non-Redeeming Stockholder, the Company, and the Sponsor has executed a joinder to the Registration Rights Agreement (the “Joinder”) to join such Non-Redeeming Stockholder as a “Holder” (as defined in the Registration Rights Agreement”).

The foregoing summary of the Joinder does not purport to be complete and is qualified in its entirety by reference to the form of Joinder included in Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information

Important Information About the Extension and Where to Find It

The Company filed a definitive proxy statement (the “Proxy Statement”) for the Special Meeting with the Securities and Exchange Commission (the “SEC”) on May 3, 2023 to consider and vote upon the Extension and other matters, and, beginning on or about May 3, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the April 26, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the Extension, because these documents will contain important information about the Company and the Extension. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Extension and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and the Proxy Statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the Proxy Solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of shares of the Company’s Class A common stock to the Non-Redeeming Stockholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Special Meeting and the funds that will remain in the Trust Account following the Special Meeting and approval of the Extension and the timing thereof. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension or that the approval of the stockholders of the Company is not obtained; the amount of redemption requests made by the Company’s public stockholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Extension or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Form of Voting and Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer

Exhibit 10.1

FORM OF VOTING AND NON-REDEMPTION AGREEMENT

This VOTING AND NON-REDEMPTION AGREEMENT (this “Agreement”) is entered into as of May 22, 2023 by and between GSR II Meteora Acquisition Corp., a Delaware corporation (“SPAC”), and the undersigned Stockholders of SPAC (collectively, the “Stockholder”). SPAC and Stockholder are collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of SPAC and has agreed to subject the number of shares of Class A Common Stock set forth on the signature page hereto to the terms of this Agreement (such shares being referred to herein as the “Securities”);

WHEREAS, SPAC desires to extend the date by which SPAC has to complete an initial business combination from June 1, 2023 to July 1, 2023 (the “Initial Extension”), and to allow SPAC, without another stockholder vote, to further extend the date to consummate an initial business combination (a “Business Combination”) on a monthly basis up to eight (8) times by an additional one (1) month each time after July 1, 2023 (each one (1) month extension, a “Monthly Extension”), or later extended deadline date, by resolution of SPAC’s board of directors, if requested by the GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”), until March 1, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension”);

WHEREAS, SPAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement to solicit proxies for a special meeting (the “Meeting”) to be held on or about May 25, 2023, to approve the Extension (the “Approval”);

WHEREAS, the amended and restated certificate of incorporation of SPAC provides Stockholder with certain rights to redeem its shares of Class A Common Stock in connection with the Approval (the “Redemption Rights”);

WHEREAS, in order to support the Approval, Stockholder has agreed to enter into this Agreement; and

WHEREAS, subject to the terms and conditions of this Agreement, SPAC desires to issue to Stockholder, and Stockholder desires to acquire from SPAC, shares of Class A Common Stock pursuant to the Share Issuance (as defined below) and the Commitment Shares (as defined below).

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.    Agreement not to Redeem. Stockholder hereby agrees that Stockholder (i) shall not exercise Redemption Rights and will not elect to redeem or otherwise tender or submit for redemption any of its Securities set forth on Exhibit A hereto (“Non-Redeemed Shares”) pursuant to or in connection with the Approval or (ii) if Stockholder exercises such Redemption Rights or otherwise elects to redeem or tender or submit for redemption any of its Securities, shall revoke such Redemption Rights, redemption, or tender or submission for redemption of its Securities prior to such redemption being accepted by SPAC; provided, however, that in no event will Stockholder be required to hold a number of Securities and shares of Class A Common Stock issuable pursuant to the Commitment Shares and the Share Issuances in excess of 9.9% of the total number of shares of Class A Common Stock outstanding after giving effect to all redemptions of shares of Class A Common Stock in connection with the Extension. The SPAC covenants and agrees to publicly file a Redemption Notice (as defined below) no later than 9:00 AM Eastern Time on the business day prior to the date of the Meeting (or such earlier time as necessary to allow Stockholder the reasonable opportunity to reverse any previously submitted redemption demand in connection with the Extension).

The “Redemption Notice” is a Current Report on Form 8-K under the Exchange Act that provides (i) the number of shares of Class A Common Stock remaining following the submission and non-reversal of redemption requests following the redemption deadline for the Extension; (ii) the number of unaffiliated parties with whom the Company has entered non-redemption agreements in connection with the Extension; and (iii) the maximum aggregate number of shares of Class A Common Stock that such unaffiliated parties have agreed either not to request redemption in connection with the Extension or to revoke such Redemption Rights, redemption, or tender or submission for redemption of its Securities prior to such redemption being accepted by SPAC.

2.    Consideration.

(a)    In consideration of the agreement set forth in Section 1 hereof:

(i)

in connection with Stockholder entering into this Agreement, and for the avoidance of doubt, not with the Initial Extension and each Monthly Extension, SPAC hereby agrees to issue to Stockholder for no additional consideration, the number of shares of Class A Common Stock, which shall equal one percent (1%) of the number of Non-Redeemed Shares, set forth opposite such Stockholder’s name on Exhibit A (“Commitment Shares”). The number of Commitment Shares issuable pursuant to this Section 2(a)(i) shall be accrued upon the execution of this Agreement and be issued to Stockholder upon closing of a Business Combination. The shares of Class A Common Stock shall be issued directly to Stockholder in book-entry form on the books and records of SPAC’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as Stockholder and SPAC shall agree upon; and

(ii)

in connection with the Initial Extension and each Monthly Extension that shall occur prior to the consummation of a Business Combination, Stockholder shall be entitled to receive the number of shares of Class A Common Stock, which shall equal two percent (2%) of the number of Non-Redeemed Shares, set forth opposite such Stockholder’s name on Exhibit A. The number of shares of Class A Common Stock issuable pursuant to the Initial Extension and each Monthly Extension shall accrue on a monthly basis and be issued to Stockholder upon closing of a Business Combination (the “Share Issuance”). The shares of Class A Common Stock shall be issued directly to Stockholder in book-entry form on the books and records of SPAC’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as Stockholder and SPAC shall agree upon. For the avoidance of doubt, in the event a Business Combination has been consummated, Stockholder shall not be entitled to any additional Share Issuances solely with respect to this Agreement.

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(b)    In connection with the Commitment Shares and Share Issuance pursuant to Section 2(a), Stockholder shall be entitled to the registration rights set forth in that certain Registration Rights Agreement, dated as of February 24, 2022 (the “Registration Rights Agreement”), among SPAC, Sponsor and the other parties thereto in respect of all shares of Class A Common Stock accrued pursuant to the Commitment Shares and the Share Issuance, and SPAC, Sponsor and Stockholder shall execute a joinder thereto in substantially the form attached hereto as Exhibit B, whereby Stockholder shall become a “Holder” (as defined therein) and the shares of Class A Common Stock acquired pursuant to the Commitment Shares and the Share Issuance shall be “Registrable Securities” (as defined therein). SPAC shall use its commercially reasonable efforts to file, within forty five (45) days of closing of a Business Combination, a registration statement that covers the shares of Class A Common Stock acquired pursuant to the Commitment Shares and the Share Issuance.

(c)    SPAC acknowledge and agree that any shares of Class A Common Stock Stockholder is entitled to receive pursuant to the Commitment Shares and Share Issuance shall not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by SPAC.

(d)    If at any time the number of outstanding shares of Class A Common Stock is increased or decreased by a consolidation, combination, split or reclassification of the shares of Class A Common Stock or other similar event, then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding shares of Class A Common Stock of the SPAC. For the avoidance of doubt, any redemptions of shares of Class A Common Stock of SPAC shall not result in the reduction of the number of shares of Class A Common Stock accrued pursuant to the Commitment Shares to be issued to Stockholder.

3.    Agreement to Vote. From and after the date hereof until the Termination Date (as defined below), Stockholder (in such capacity and not in any other capacity) hereby agrees subject to Section 1 that, at any meeting (whether annual or special and each adjourned or postponed meeting) of SPAC’s Stockholders to seek Approval of the Extension, however called, or in connection with any other written consent of SPAC’s Stockholders to seek Approval of the Extension, Stockholder will (x) appear at such meeting or otherwise cause all of the Securities held by Stockholder as of the date hereof to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities held by Stockholder as of the date hereof:

(a)    in favor of the Approval (and, in the event that the Approval is presented as more than one proposal, in favor of each proposal that is part of the Approval so long as such other proposals have no effects other than approving a portion of the Approval);

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(b)    for any proposal to adjourn or postpone the applicable Stockholder meeting to a later date proposed by SPAC for purposes of obtaining the Approval;

(c)    against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Stockholder contained in this Agreement.

4.    No Transfers. Stockholder agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will, from the execution of this Agreement until the business day following the Meeting (the “Termination Date”), (a) engage in any hedging transactions or Short Sales (as defined below) with respect to securities of SPAC, (b) offer for sale, sell (including Short Sales), transfer (including by operation of law), place a lien on, pledge, convert, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) or encumber (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement, arrangement, undertaking or understanding (including any profit-sharing arrangement) with respect to, or consent to, a direct or indirect Transfer of, any or all of the Non-Redeemed Shares, or (c) take any action that would have the effect of preventing or materially delaying the performance of its obligations hereunder. For purposes of this Agreement, “Short Sales” shall include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, (ii) all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and (iii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5.    Representations and Covenants of Stockholder.

(a)    Stockholder represents and warrants to SPAC as follows:

(i)

Stockholder, in making the decision to receive any shares of Class A Common Stock pursuant to this Agreement, has not relied upon any oral or written representations or assurances from SPAC or any of SPAC’s officers, directors, partners or employees or any other representatives or agents. Stockholder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the shares of Class A Common Stock;

(ii)

this Agreement has been validly authorized, executed and delivered by Stockholder and, assuming the due authorization, execution and delivery thereof by the other Parties hereto, is a valid and binding agreement enforceable against Stockholder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The

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execution, delivery and performance of this Agreement by Stockholder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Stockholder is a party which would prevent Stockholder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Stockholder is subject;

(iii)

Stockholder acknowledges that (i) it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Stockholder’s own legal counsel and investment and tax advisors and (ii) SPAC nor any of its respective representatives or affiliates, has provided or will provide Stockholder any legal, investment or tax advice;

(iv)

Stockholder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the transactions contemplated hereby is being made in reliance, among other things, on a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law;

(v)

Stockholder is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of the Securities, and there exist no liens or any other limitation or restriction that would affect Stockholder’s right to vote, sell or otherwise dispose of such securities (other than transfer restrictions under the Securities Act) affecting any such Securities, other than pursuant to ordinary course brokerage arrangements;

(vi)

Stockholder is acquiring the shares of Class A Common Stock solely for investment purposes, for such Stockholder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and Stockholder has no present arrangement to sell the shares of Class A Common Stock to be received hereunder to or through any person or entity except as may be permitted hereunder;

(vii)

Stockholder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the shares of Class A Common Stock. Stockholder is aware that an investment in the shares of Class A Common Stock is highly speculative and subject to substantial risks. Stockholder is cognizant of and understands the risks related to the acquisition of the Class A Common Stock, including those restrictions described or provided for in this Agreement pertaining to transferability. Stockholder is able to bear the economic risk of its investment in SPAC for an indefinite period of time and able to sustain a complete loss of such investment.;

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(viii)

no broker, finder or intermediary has been paid or is entitled to a fee or commission from or by Stockholder in connection with the acquisition of the shares of Class A Common Stock nor is Stockholder entitled to or will accept any such fee or commission; and

(ix)

Stockholder understands that the shares of Class A Common Stock will be issued to Stockholder in reliance on exemptions from the registration requirements under the Securities Act and therefore will be restricted securities thereunder, and analogous provisions in the laws and regulations of various states, and that the SPAC is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Stockholder set forth in this Agreement in order to determine the applicability of such provisions.

6.    SPAC Representations. SPAC hereby represents and warrants to Stockholder that:

(a)    this Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other Parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by SPAC does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which SPAC is a party which would prevent SPAC from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which SPAC is subject;

(b)    the shares of Class A Common Stock to be issued by SPAC pursuant to this Agreement, when issued to Stockholder, shall be (i) duly authorized, validly issued, fully paid and non-assessable shares and (ii) free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws;

(c)    SPAC has not disclosed to Stockholder material non-public information with respect to the SPAC;

(d)    there is no action pending against SPAC or, to SPAC’s knowledge, threatened against SPAC, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by SPAC of its obligations under this Agreement; and

(e)    SPAC has not offered the shares of Class A Common Stock to be accrued pursuant to the Commitment Shares and the Share Issuance by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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7.    Further Assurances. From time to time, at SPAC’s reasonable request and without further consideration, each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement.

8.    Assignment. No Party shall assign this Agreement or any part hereof without the prior written consent of the other Party; provided, that no such consent shall be required for any such assignment by the Stockholder to one or more of its affiliates. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 8 shall be null and void, ab initio.

9.    Tax Compliance. SPAC (and its agents or representatives) shall comply with its obligations under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the SPAC) with respect to any amount payable hereunder (including any amount payable in shares of Class A Common Stock), including any obligation to withhold from any such amount that would otherwise be payable hereunder. Stockholder shall provide a properly completed IRS Form W-9 or applicable IRS Form W-8.

10.    Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with their respective specified terms or otherwise breach any of such provisions. Each of the Parties acknowledge and agree that (a) each of the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, including Stockholder’s obligations to vote its Securities as provided in this Agreement, SPAC’s obligations to issue shares of Class A Common Stock pursuant to the Commitment Shares and Share Issuance as provided herein, without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it

7

will not oppose the granting of specific performance and other equitable relief on the basis that the other Party has an adequate remedy at applicable law or that an award of specific performance is not an appropriate remedy for any reason at applicable law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 10 shall not be required to provide any bond or other security in connection with any such injunction.

11.    Most Favored Nation. In the event SPAC enters one or more other similar voting and non-redemption agreements with any other investor before or after the execution of this Agreement in connection with the Approval of the Extension, SPAC represents that the terms of such other similar voting and non-redemption agreements are not materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of Stockholder. To avoid doubt, SPAC acknowledges and agrees that a ratio of Non-Redeemed Shares to shares of Class A Common Stock issuable pursuant to the Commitment Shares and the Share Issuance in any other non-redemption agreements in connection with the Extension that is more favorable to such other investors thereunder than the ratio in this Agreement is to Stockholder would be materially more favorable to such other investors. In the event that another investor is afforded any such more favorable terms pursuant to such similar voting and non-redemption agreement than Stockholder, SPAC shall inform Stockholder of such more favorable terms in writing within one business day, and Stockholder shall have the right to elect to have such more favorable terms included herein, in which case this Agreement shall automatically be amended to effect the same.

12.    Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction. SPAC AND STOCKHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13.    Acknowledgement; Waiver. Stockholder (i) acknowledges that SPAC may possess or have access to material non-public information which has not been communicated to Stockholder; (ii) hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against SPAC or any of its respective officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10b-5 promulgated under the Exchange Act; and (iii) is aware that SPAC is relying on the truth of the representations set forth in Section 5 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) above, respectively, in connection with the transactions contemplated by this Agreement.

14.    Use of Trust Account Funds. Since the initial public offering (the “IPO”), the proceeds of the IPO and a portion of the proceeds of the sale of the private placement warrants have been held in a trust account established by SPAC (the “Trust Account”) and have been held

8

only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”); provided, however, to mitigate the risk of SPAC being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), SPAC currently intends, prior to the 24-month anniversary of the effective date of its registration statement for its IPO, to instruct the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of the Trust Account; provided, further, that interest previously earned on the funds held in the Trust Account still may be released to SPAC to pay its taxes, if any, and certain other expenses. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any excise tax due under the Inflation Reduction Act of 2022 in connection with any redemptions of the Class A Common Stock in connection with any redemption event.

15.    Disclosure. SPAC agrees that they will not, without the prior written consent of Stockholder, publicly disclose the name of Stockholder or any of its affiliates or investment advisors, other than as required by applicable law, rule, regulation or regulator authority, in which case SPAC shall provide Stockholder with prior written notice of such disclosure. SPAC shall use best efforts to, by 9:00 a.m., New York City time, on the first business day immediately following the date of this Agreement, file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated by this Agreement and any other material non-public information that SPAC has provided to Stockholder at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document (or upon execution hereof if such information has been previously disclosed), Stockholder shall not be in possession of any material non-public information received from SPAC.

16.    Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all Parties, except for an automatic amendment pursuant to Section 11. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. If any provision of this Agreement is found to violate any statute, regulation, rule, order or decree of any governmental authority, court, agency or exchange, such invalidity shall not be deemed to affect any other provision hereof or the validity of the remainder of this Agreement, and such invalid provision shall be deemed deleted herefrom to the minimum extent necessary to cure such violation.

17.    Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

[Signature Page Follows]

9

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

SPAC:

GSR II METEORA ACQUISITION CORP.

By:
Name:
Title:

STOCKHOLDER:

[ ● ]

By:
Name:
Title:

[Signature Page to GSRM Non-Redemption Agreement]

EXHIBIT A

Investor	Number of Non-Redeemed Shares	Number of Shares Issuable Pursuant to Each Monthly Share Issuance	Commitment Shares

A-1

EXHIBIT B

FORM OF JOINDER

TO

REGISTRATION RIGHTS AGREEMENT

[ ● ], 2023

Reference is made to that certain Voting and Non-Redemption Agreement, dated as of [ ● ], 2023 (the “Agreement”), by and among [ ● ] (“Stockholder”) and GSR II Meteora Acquisition Corp. (the “SPAC”), pursuant to which Stockholder acquired securities of the SPAC from the SPAC. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this joinder, Stockholder hereby agrees, as of the date first set forth above, that Stockholder shall become a party to that certain Registration Rights Agreement, dated February 24, 2022, by and among the SPAC, and GSR II Meteora Sponsor LLC (the “Sponsor”) and the Holders (as defined therein) (as it exists on the date of the Agreement, the “Registration Rights Agreement”), and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement with respect to the shares of Class A Common Stock accrued pursuant to the Commitment Shares and the Share Issuance (together with any other equity security of the SPAC issued or issuable with respect to any such Commitment Shares or shares of Class A Common Stock issued pursuant to the Share Issuance by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein and the Registration Rights Agreement is between the SPAC and Stockholder, solely, and not between and among Stockholder and the other stockholders of the SPAC signatories thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

B-1

STOCKHOLDER:
[ ● ]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

SPAC:

GSR II METEORA ACQUISITION CORP.

By:
Name:	[ ● ]
Title:	[ ● ]

SPONSOR:

GSR II METEORA SPONSOR LLC

By:
Name:	[ ● ]
Title:	[ ● ]

B-2